UNITED STATES SECURITIES AND EXCHANGE COMMISSION
FORM 8-K CURRENT REPORT

Filed with the U. S. Securities and Exchange Commission
Pursuant to the Registrant's Obligations under Section 15-d
of the Securities Exchange Act of 1934

For the Period Ended: August 10, 2007

(Date of Earliest Transaction Associated with
Events Disclosed in this Report: August 10, 2007)

Effective Filing Date of this Report: August 22, 2007

Montana Acquisition Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-46174	14-1824753
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

None
(Street Address of Principal Executive Office)

Mailing Address:
c/o Hudson Companies Group Operations
Post Office Box 202
Wyoming, New York 14591-0202

(585) 495-6914
(Registrant’s Telephone Number Including Area Code)
Telecopier (585) 495-6914

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOTICE OF ADVICE OF FORWARD-LOOKING STATEMENTS.

     Some of the statements we are making in this report are subjective and written in our favor. These types of statements may be considered "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

     These forward-looking statements ARE NOT HISTORICAL FACTS; rather, these statements are based upon our senior executive management's OPINIONS AND ESTIMATES as of the date we make these statements. EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT RISK AND UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT BY OUR SENIOR EXECUTIVE MANAGEMENT ON THE DATE THE STATEMENT WAS MADE. We may be overly optimistic in our statements to you about our beliefs and expectations of any plan or event associated with these forward-looking statements. We use words like "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate", "contemplate", "prospective", "attempt", "proposed", and similar expressions or terms, which you can interpret to identify these forward-looking statements.

     We advise you NOT to place too much influence or reliance on our forward-looking statements. These statements are only good on the date we made them. We undertake no obligation to update these forward-looking statements, or any information associated with them, in any future filings, schedules, or reports.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.
ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Our Board of Directors dismissed our principal certifying accountant, the firm of Michael T. Studer, C. P. A., P. C., a New York professional corporation, for cause on August 10, 2007. The Studer firm did serve as our principal certifying accountant from April 5, 2005 to said date.

     From the date of its engagement through the dismissal date, the Studer firm did not compile, review, or perform any audit of our financial statements and, to the best of our knowledge, it did not perform any review of our corporate financial books or records.

     Our Board of Directors effected the Studer firm's dismissal as the result of a board action made effective by the unanimous written consent of our Board of Directors acting without a meeting on August 10, 2007. (Section 141(f) of the Delaware General Corporation Law permitted our board to have conducted this type of action.)

     During the term of its engagement, the Studer firm did not have any disagreements with us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, because, with the exception of one or two brief discussions, it never performed any work for us. As of the date of this report, we are not able to form an opinion as to whether our dissatisfaction or disagreement with the Studer firm was resolved to its satisfaction, by the fact that it has not initiated any calls to, nor returned any calls placed to it by, us since December 2006.

     To the extent of our statements hereinabove, we are oblivious as to any reason the Studer firm may have for failing to correspond with us or, otherwise, to communicate with us through our senior executive officer; most notably, by the fact that the Studer firm is holding our retainer in the approximate amount of $5,000, the amount called for in its engagement letter.

     Under the terms of the Studer firm's engagement (which facsimile of its engagement letter we are annexing as Exhibit 99.1 hereof), in exchange for our payment of the retainer, it was to have performed a review of the accounting portions of our quarterly reports for the quarterly periods from March 31, 2002 to March 31, 2005 (in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants), and, to audit our financial statements for the annual periods ended December 31, 2001, December 31, 2002, December 31, 2003, and December 31, 2004, for the purpose of expressing opinions thereon. The Studer Firm acknowledged that it would perform each audit in accordance with the standards established by the Public Company Accounting Oversight Board and as stated in its engagement letter.

     Thereafter its completion of those tasks, it was our understanding the Studer Firm would remain as our retainer until it would be voluntarily or involuntarily terminated, until it would resign, unless it would not stand for reelection (unless called upon to do so), or unless it would be removed or otherwise incapable of fulfilling its obligations under a determination or by operation of law.

     Under the terms of its engagement, the Studer Firm was to have expressed reliance on our management in terms of our statements of financial condition presented to the Studer firm with a view to its review or audit thereof.

     As of the date of this report, the Studer firm did not perform any of the work required by it under the terms of its engagement.

     On no date prior to the date of this report did the Studer firm formally or informally notify us that we did not have the internal controls necessary to develop reliable financial statements, that any information had been brought to its attention that made it unwilling to rely on any of our management's representations, or, that it was unwilling to be associated with the financial statements prepared by our management.

SECTION 8 - OTHER EVENTS.
ITEM 8.01. OTHER EVENTS.

     On August 10, 2007, we dismissed the firm of Michael T. Studer, C. P. A., P. C., a New York professional corporation, as our principal certifying accountant. (We are providing additional information on the Studer firm's dismissal in Section 4 hereinabove.) In connection with the Studer firm's dismissal, we need to resolve the controversy associated with two payments by us made to the Studer firm for its accountancy services, which, to the best of our knowledge, we did not receive.

     The Studer firm must acknowledge our payments, as they were recorded on our financial books and records and directly paid by certain of our lenders. The Studer firm has never provided us with a statement of our account. The Studer firm may claim that we owe it for a few discussions. We estimate the total time the Studer firm devoted to all such conversations in regard to our accounting, lasted for three hours or less. Consequently, together with our letter informing the Studer firm of its dismissal, we will request it to deliver a statement of our account to us and we will further request that it refund the balance of our retainer to us. (We are annexing a facsimile of that letter as Exhibit 16.1 hereof.)

     If the Studer firm is unwilling or unable to refund the balance of our retainer, it may be necessary for us to initiate legal action for recovery of said funds.

     If that action becomes necessary, we will commence collection and/or legal proceedings to recover our money. Our entry into any litigation is expected to be costly. In addition to us having to retain an attorney that specializes in this type of collection activity, we will also be responsible for travel, not only for our attorney but also for our authorized representative and/or senior executive corporate officer. In addition to those expenses, we may responsible for the costs of depositions, court costs and fees, fees related to service of process, not to mention our direct legal expenses as the result of any counterclaim or suit.

     We previously reported that our working capital is limited and that we rely on advances from our principal shareholder and his family. In the event we are unable to raise the working capital necessary to pay for any such litigation, we may be unable to proceed with litigation and suffer the non-recovery and the permanent loss of our money.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D. Exhibits.

     The following table lists the exhibits that we are annexing to this report. We consider these exhibits "filed" for purposes of Section 18 of the Securities Exchange Act.

Exhibit No.	Description of Exhibit

16.1	Registrant's Letter to the Studer Firm Required by Item 304(a)(3)
16.2	(Reserved for the Studer Firm's Item 304(a)(3) Reply, by Amendment)
99.1	(Facsimile of) The Studer Firm's Engagement Letter
99.2	Certificate of Mailings dated August 22, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: August 22, 2007
By Order of the Board of Directors of Montana Acquisition Corporation:

Randolph S. Hudson
Chairman of the Board
President
Chief Executive Officer